UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

AIMMUNE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37519	45-2748244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8000 Marina Blvd, Suite 300

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-5220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 16, 2017, Aimmune Therapeutics, Inc. (“Aimmune”) issued a press release providing an update on its ongoing Phase 3 clinical development program for its lead product candidate, AR101 for the treatment of peanut allergy. Aimmune also announced that it will be hosting a conference call and live audio webcast on Thursday, February 16, 2017 at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss the announced AR101 program updates. The full text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMMUNE THERAPEUTICS, INC.

Date: February 16, 2017	By:	/s/ Douglas T. Sheehy
Douglas T. Sheehy
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated as of February 16, 2017.